Exhibit 99.1

Kandi Technologies Reports 2022 Financial Results

● Revamped strategy leads to highest revenue in 3 years

● Optimistic outlook due to strong balance sheet and diversified business model

JINHUA, China, March 15, 2023 (GLOBE NEWSWIRE) -- Kandi Technologies Group, Inc. (the “Company”, “we” or “Kandi”) (NASDAQ GS: KNDI), today announced its financial results for the full year ended December 31, 2022.

Full Year 2022 Highlights

●	Total revenues increased by 28.8% to $117.8 million, from $91.5 million in 2021.

●	Off-road vehicles and associated parts sales increased by 140.7% to $70.6 million, compared to $29.3 million in 2021.

●	EV products sales increased to $7.9 million from $1.5 million in 2021.

●	EV parts sales were $9.0 million, compared to $25.3 million in 2021.

●	Electric Scooters, Electric Self-Balancing Scooters and associated parts sales were $4.6 million, compared with $30.0 million in 2021.

●	Lithium-ion cells increased to $24.0 million from $4.5 million in 2021.

●	Net loss was $12.9 million, or $0.17 loss per fully diluted share, compared to a net income of $22.9 million, or $0.30 income per fully diluted share for 2021.The decrease in 2022 was due to the absence of gains from disposal of long-lived assets and equity sales that totaled $66.2 million in 2021.

●	Working capital totaled $247.8 million as of December 31, 2022.

●	Cash and equivalents, restricted cash, and certificate of deposit totaled $232.2 million as of December 31, 2022.

Dr. Xueqin Dong, Chief Executive Officer of Kandi commented, “Over the past year, the management of Kandi has made concerted efforts to adapt to changing market conditions and adjust our development strategies accordingly. As a result, we have effectively avoided the risks of potential losses in the market for electric vehicles. Additionally, we have successfully leveraged the technology of our all-electric vehicles to expand into the off-road vehicle sector, which has yielded significant results. This dedication and innovation paid off, as our total revenue reached a three-year high in 2022. We remain committed to this positive momentum and aim to introduce new and competitive products to meet evolving customer demands.”

Dr. Dong concluded, “Our achievements are the result of our focus on developing highly competitive products, as well as the strong support of our strategic partners and the trust of our customers. We are grateful for the support and trust of our valued customers and partners, and we will work hard to meet their evolving needs. With a robust balance sheet and a diversified business model, we are confident about the future and remain committed to maintaining positive momentum in our development.”

Full Year 2022 Financial Results

Net Revenues and Gross Profit (in USD millions)

	2022	2021	Y-o-Y%
Net Revenues	$117.8	$91.5	28.8%
Gross Profit	$19.5	$16.2	20.1%
Gross Margin%	16.6%	17.8%	-

Net revenues of $117.8 million increased by 28.8% from 2021. The 141% surge in sales of off-road vehicles and associated parts contributed to total revenue and gross profit. The slight dip in gross margin versus 2021 was attributable to a mix of product portfolio shifting to lower margin products such as lithium-ion cells.

Operating Income/Loss (in USD millions)

	2022	2021	Y-o-Y%
Operating Expenses	$(47.2)	$(14.9)	216.5%
(Loss) income from Operations	$(27.7)	$1.34	-2,171.5%
Operating Margin%	-23.5%	1.5%	-

Operating expenses were $47.2 million, compared with operating expense of $14.9 million for 2021. In 2021, the operating expenses figure was reduced by the gains from the disposal of assets from the Jinhua facility.

Net Income/Loss (in USD millions)

	2022	2021	Y-o-Y%
Net (Loss) Income	$(12.9)	$22.9	(156.2)%
Net (Loss) Income per Share, Basic and Diluted	$(0.17)	$0.30	-

Net loss was $12.9 million, compared to a net income of $22.9 million for 2021. The shift from profitability to loss was primarily caused by the recognition of gains resulting from the relocation of the Jinhua facility in 2021.

Full Year 2022 Conference Call Details

The Company has scheduled a conference call and live webcast to discuss its financial results at 8:00 A.M. Eastern Time (8:00 P.M. Beijing Time) on Wednesday, March 15, 2023. Management will deliver prepared remarks to be followed by a question-and-answer session.

The dial-in details for the conference call are as follows:

●	Toll-free dial-in number: +1-877-407-3982

●	International dial-in number: + 1-201-493-6780

●	Webcast and replay: https://viavid.webcasts.com/starthere.jsp?ei=1604055&tp_key=72820e6b1d

The live audio webcast of the call can also be accessed by visiting Kandi’s Investor Relations page on the Company’s website at http://www.kandivehicle.com. An archive of the webcast will be available on the Company’s website following the live call.

About Kandi Technologies Group, Inc.

Kandi Technologies Group, Inc. (KNDI), headquartered in Jinhua Economic Development Zone, Zhejiang Province, is engaged in the research, development, manufacturing, and sales of various vehicular products. Kandi conducts its primary business operations through its wholly-owned subsidiary, Zhejiang Kandi Technologies Group Co., Ltd. (“Zhejiang Kandi Technologies”), formerly, Zhejiang Kandi Vehicles Co., Ltd. and its subsidiaries including Zhejiang Kandi Smart Battery Swap Technology Co., Ltd, and SC Autosports, LLC (d/b/a Kandi America), the wholly-owned subsidiary of Kandi in the United States, and its wholly-owned subsidiary, Kandi America Investment, LLC. Zhejiang Kandi Technologies has established itself as one of China’s leading manufacturers of pure electric vehicle parts and off-road vehicles.

Safe Harbor Statement

This press release contains certain statements that may include “forward-looking statements.” All statements other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on the SEC’s website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

Follow us on Twitter: @ Kandi_Group

Contacts:

Kandi Technologies Group, Inc.

Ms. Kewa Luo

+1 (212) 551-3610

IR@kandigroup.com

The Blueshirt Group

Mr. Gary Dvorchak, CFA

gary@blueshirtgroup.com

- Tables Below -

KANDI TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31, 2022 (UNAUDITED)	December 31, 2021

CURRENT ASSETS
Cash and cash equivalents	$84,063,717	$129,223,443
Restricted cash	66,976,554	39,452,564
Certificate of deposit	81,191,191	55,041,832
Accounts receivable (net of allowance for doubtful accounts of $2,285,386 and $3,053,277 as of December 31, 2022 and December 31, 2021, respectively)	38,150,876	52,896,305
Inventories	40,475,366	33,171,973
Notes receivable	434,461	323,128
Other receivables	11,912,615	8,901,109
Prepayments and prepaid expense	2,970,261	17,657,326
Advances to suppliers	3,147,932	5,940,456
TOTAL CURRENT ASSETS	329,322,973	342,608,136

NON-CURRENT ASSETS
Property, plant and equipment, net	97,168,753	111,577,411
Intangible assets, net	7,994,112	13,249,079
Land use rights, net	2,909,950	3,250,336
Construction in progress	199,837	79,317
Deferred tax assets	1,432,527	2,219,297
Long-term investment	144,984	157,262
Goodwill	33,178,229	36,027,425
Other long-term assets	10,630,911	10,992,009
TOTAL NON-CURRENT ASSETS	153,659,303	177,552,136

TOTAL ASSETS	$482,982,276	$520,160,272

CURRENT LIABILITIES
Accounts payable	$35,321,262	$36,677,802
Other payables and accrued expenses	14,131,414	9,676,973
Short-term loans	5,569,154	950,000
Notes payable	19,123,476	8,198,193
Income tax payable	1,270,617	1,620,827
Other current liabilities	6,089,925	7,038,895
TOTAL CURRENT LIABILITIES	81,505,848	64,162,690

NON-CURRENT LIABILITIES
Long-term loans	-	2,210,589
Deferred taxes liability	1,378,372	2,460,141
Contingent consideration liability	1,803,000	7,812,000
Other long-term liabilities	602,085	314,525
TOTAL NON-CURRENT LIABILITIES	3,783,457	12,797,255

TOTAL LIABILITIES	85,289,305	76,959,945

STOCKHOLDER’S EQUITY
Common stock, $0.001 par value; 100,000,000 shares authorized; 77,668,730 and 77,385,130 shares issued and 74,180,171 and 76,705,381 outstanding at December 31,2022 and December 31,2021, respectively	77,669	77,385
Less: Treasury stock (3,488,559 shares with average price of $2.81 and 679,749 shares with average price of $3.52 at December 31,2022 and December 31,2021, respectively )	(9,807,820)	(2,392,203)
Additional paid-in capital	451,373,645	449,479,461
Accumulated deficit (the restricted portion is $4,422,033 and $4,422,033 at December 31, 2022 and December 31, 2021, respectively)	(16,339,765)	(4,216,102)
Accumulated other comprehensive loss	(28,333,239)	251,786
TOTAL KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS’ EQUITY	396,970,490	443,200,327

Non-controlling interests	722,481	-
TOTAL STOCKHOLDERS’ EQUITY	397,692,971	443,200,327

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$482,982,276	$520,160,272

KANDI TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Years Ended
	December 31, 2022 (UNAUDITED)	December 31, 2021
REVENUES FROM UNRELATED PARTIES, NET	$117,813,049	$91,484,792
REVENUES FROM THE FORMER AFFILIATE COMPANY AND RELATED PARTIES, NET	-	1,592
REVENUES, NET	117,813,049	91,486,384
COST OF GOODS SOLD	(98,295,323)	(75,238,522)
GROSS PROFIT	19,517,726	16,247,862
OPERATING INCOME (EXPENSE):
Research and development	(6,029,608)	(38,971,986)
Selling and marketing	(5,501,475)	(4,736,000)
General and administrative	(32,325,889)	(19,605,468)
Impairment of goodwill	(642,665)	-
Impairment of long-lived assets	(2,697,521)	-
Gain on disposal of long-lived assets	-	48,401,797
TOTAL OPERATING EXPENSE	(47,197,158)	(14,911,657)
(LOSS) INCOME FROM OPERATIONS	(27,679,432)	1,336,205
OTHER INCOME (EXPENSE):
Interest income	6,427,502	4,208,751
Interest expense	(707,488)	(407,620)
Change in fair value of contingent consideration	4,196,995	2,834,000
Government grants	1,639,328	1,233,192
Gain from sale of equity in the Former Affiliate Company	-	17,788,351
Share of loss after tax of the Former Affiliate Company	-	(2,592,334)
Other income, net	2,784,561	4,809,743
TOTAL OTHER INCOME , NET	14,340,898	27,874,083
(LOSS) INCOME BEFORE INCOME TAXES	(13,338,534)	29,210,288
INCOME TAX BENEFIT (EXPENSE)	487,510	(6,346,490)
NET (LOSS) INCOME	(12,851,024)	22,863,798
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(727,361)	-
NET (LOSS) INCOME ATTRIBUTABLE TO KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS	(12,123,663)	22,863,798
OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	(28,585,025)	9,029,937
COMPREHENSIVE (LOSS) INCOME	$(41,436,049)	$31,893,735
WEIGHTED AVERAGE SHARES OUTSTANDING BASIC AND DILUTED	75,571,702	76,148,688
NET (LOSS) INCOME PER SHARE, BASIC AND DILUTED	$(0.17)	$0.30

KANDI TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021
(UNAUDITED)

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income （Loss）	Non-controlling interests	Total
BALANCE AS OF DECEMBER 31, 2020	75,377,555	$75,377	$-	$439,549,338	$(27,079,900)	$(8,778,151)	$-	$403,766,664
Stock issuance and award	2,007,575	2,008	-	7,178,928	-	-	-	7,180,936
Stock buyback	-	-	(2,392,203)	-	-	-	-	(2,392,203)
Commission in stock buyback	-	-	-	(20,457)	-	-	-	(20,457)
Net income	-	-	-	-	22,863,798	-	-	22,863,798
Foreign currency translation	-	-	-	-		9,029,937	-	9,029,937
Reversal of reduction in the Affiliate Company’s equity (net of tax effect of $491,400)	-	-	-	2,771,652	-	-	-	2,771,652
BALANCE AS OF DECEMBER 31, 2021	77,385,130	$77,385	$(2,392,203)	$449,479,461	$(4,216,102)	$251,786	$-	$443,200,327

Stock issuance and award	283,600	284	-	746,636	-	-	-	746,920
Stock based compensation	-	-	-	1,231,566	-	-	-	1,231,566
Stock buyback	-	-	(7,415,617)	(84,018)	-	-	-	(7,499,635)
Capital contribution from shareholder	-	-	-	-	-	-	1,449,842	1,449,842
Net loss	-	-	-	-	(12,123,663)	-	(727,361)	(12,851,024)
Foreign currency translation	-	-	-	-	-	(28,585,025)	-	(28,585,025)
BALANCE AS OF DECEMBER 31, 2022	77,668,730	$77,669	$(9,807,820)	$451,373,645	$(16,339,765)	$(28,333,239)	$722,481	$397,692,971

KANDI TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Years Ended
	December 31, 2022 (UNAUDITED)	December 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(12,851,024)	$22,863,798
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization	12,427,973	10,038,976
Impairments	3,340,186	-
Provision (reversal) of allowance for doubtful accounts	(542,801)	862,414
Deferred taxes	(461,045)	4,073,315
Share of loss after tax of the Former Affiliate Company	-	2,592,334
Gain from equity sale in the Former Affiliate Company	-	(17,788,351)
Gain on disposal of long-lived assets	-	(48,401,797)
Change in fair value of contingent consideration	(4,196,995)	(2,834,000)
Stock award and stock based compensation expense	1,926,376	1,484,576
Changes in operating assets and liabilities:
Accounts receivable	(20,965,140)	(2,542,692)
Notes receivable	4,726,570	-
Inventories	(9,145,298)	(7,522,761)
Other receivables and other assets	(4,932,463)	(291,235)
Advances to supplier and prepayments and prepaid expenses	16,275,678	27,786,143
Due from related party	-	(500,000)
Increase (Decrease) In:
Accounts payable	62,592,477	2,176,638
Other payables and accrued liabilities	7,842,715	10,513,511
Notes payable	(24,533,127)	(2,423,514)
Income tax payable	(25,171)	154,334
Net cash provided by operating activities	$31,478,911	$241,689
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment, net	(3,690,235)	(11,574,706)
Purchases of land use rights and other intangible assets	-	(2,356,626)
Acquisition of Jiangxi Huiyi	-	(7,117,310)
Payment for construction in progress	(129,894)	(5,210,642)
Proceeds from disposal of long-lived assets	-	23,306,007
(Loan to) Repayment from third party	-	31,783,439
Certificate of deposit	(31,210,986)	(54,264,407)
Proceeds from sales of equity in the Former Affiliate Company	-	47,752,678
Long-term Investment	-	(108,529)
Net cash (used in) provided by investing activities	$(35,031,115)	$22,209,904
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	30,765,776	950,000
Repayments of short-term loans	(28,357,211)	-
Proceeds from long-term loans	-	2,210,589
Contribution from non-controlling shareholder	757,981	-
Purchase of treasury stock	(7,499,634)	(2,412,660)
Net cash (used in) provided by financing activities	$(4,333,088)	$747,929
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$(7,885,292)	$23,199,522
Effect of exchange rate changes	$(9,750,444)	$2,955,850
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	$168,676,007	$142,520,635

CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$151,040,271	$168,676,007
-CASH AND CASH EQUIVALENTS AT END OF PERIOD	84,063,717	129,223,443
-RESTRICTED CASH AT END OF PERIOD	66,976,554	39,452,564
SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$350,002	$2,074,668
Interest paid	$345,451	$35,001
SUPPLEMENTAL NON-CASH DISCLOSURES:
Reversal of decrease in investment in the Former Affiliate Company due to change in its equity (net of tax effect of $491,400)	$-	$2,824,115
Contribution from non-controlling shareholder by inventories, fixed assets and intangible assets	$393,986	$-
Common stock issued for settlement of payables related to acquisitions (see Note 18)	$-	$5,762,000